PROSPECTUS SUPPLEMENT

Select Guard

Annual Premium Variable Life Insurance Policy

Supplement dated May 24, 2011 to the Prospectus dated May 1, 1998

The following supplemental information should be read in conjunction with the Prospectus dated May 1, 1998 for Select Guard, a variable life insurance policy (the “Policy”) issued by The Guardian Insurance & Annuity Company, Inc. (“GIAC”) through The Guardian Separate Account C.

Except as set forth herein, all other provisions of the prospectus shall remain unchanged.

The section on page 30 of the Prospectus headed “Distributions from Policies Classified as Modified Endowment Contracts” is hereby deleted and replace by the following:

Distributions from Policies Classified as Modified Endowment Contracts. If a Policy should become classified as a modified endowment contract, the Policy will be subject to the following tax rules: First, each distribution will be taxed on an “income-first” basis to the extent that the cash value immediately before the distribution exceeds the investment in the Policy. Second, loans (including past due loan interest that is added to the loan amount), surrenders, assignments and benefits paid at maturity are treated as taxable distributions. Third, a 10% penalty tax will be imposed on the income portion of any distribution, unless the distribution is made on or after the Policyowner attains age 59 1/2, or is attributable to the Policyowner’s becoming disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policyowner or the joint lives (or joint life expectancies) of the Policyowner and the Policyowner’s beneficiary.

All modified endowment contracts issued by GIAC (or its affiliates) to the same person during any calendar year are treated as one modified endowment contract for purposes of determining the amount of a distribution that is includible in gross income under Section 72(e) of the Code.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE